UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 29, 2004

Open Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-02333-56	22-3173050

(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033

(Address of Principal Executive Offices)	(Zip Code)

(860) 652-3155

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Open Solutions Inc. (the “Registrant”) on November 2, 2004 regarding the purchase of all of the outstanding shares of capital stock of Datawest Solutions Inc. (“Datawest”). The purpose of this Amendment No. 1 is to file the financial statements of Datawest and the pro forma financial information of the Registrant required by Item 9.01 of Form 8-K.

Item 9.01 – Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

     The financial statements required by this item are contained in Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

     (b) Pro Forma Financial Information

     The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

     (c) Exhibits

     The Exhibits to this report are listed in the Exhibit Index attached hereto.

 1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005	OPEN SOLUTIONS INC.

	By:	/s/ Carl D. Blandino

Carl D. Blandino
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Acquisition Agreement, dated as of August 25, 2004, between Open Solutions Inc., 6259936 Canada Inc. and Datawest Solutions Inc. (incorporated by reference to Exhibit 2.1 from the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2004)

23.1	Consent of KPMG LLP

99.1	Press Release dated October 29, 2004 (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2004)

99.2	Financial Statements of Datawest Solutions Inc.

99.3	Pro Forma Financial Information of Open Solutions Inc.